Exhibit 99.1

1 April 13, 2022 21ST ANNUAL NEEDHAM VIRTUAL HEALTHCARE CONFERENCE

2 2 FORWARD - LOOKING STATEMENTS This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbour provisions of , The Private Securities Litigation Reform Act of 1995. All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current c ond itions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, market oppo rtu nity, competitive position and potential growth opportunities are forward - looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “might,” “will,” “should,” “expect,” “plan,” “aim,” “seek,” “anticipate,” “could,” “intend,” “target,” “projec t,” “contemplate,” “believe,” “estimate,” “predict,” “forecast,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward - looking statements in this presentation are only predictio ns. We have based these forward - looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our business, financ ial condition and results of operations. These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of w hic h cannot be predicted or quantified and some of which are beyond our control, including, among others: our ability to successfully advance our current and future product candidates through devel opm ent activities, preclinical studies, and clinical trials; our reliance on the maintenance on certain key collaborative relationships for the manufacturing and development of our product candidates; the t imi ng, scope and likelihood of regulatory filings and approvals, including final regulatory approval of our product candidates; the impact of the COVID - 19 pandemic on our business and operations, supply chain and labor force; the performance of third parties in connection with the development of our product candidates, including third parties conducting our future clinical trials as well as thir d - p arty suppliers and manufacturers; our ability to successfully commercialize our product candidates and develop sales and marketing capabilities, if our product candidates are approved; and our ability to maintain and successfully enforce adequate intellectual property protection. These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent fi lings with the Securities and Exchange Commission and available at www.sec.gov. You should not rely on these forward - looking statements as predictions of future events. The events and circumstanc es reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements. Moreover, we operat e in a dynamic industry and economy. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may fa ce. Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, cha nged circumstances or otherwise.

3 3 Future Vision Century is developing transformative allogeneic cell therapies Establish franchises in B cell malignancies, GBM, solid tumor indications World - class cell engineering capabilities Develop best - in - class iPSC - derived iNK and iT cell platforms Financial strength maintained by platform synergies, efficiencies

4 4 Multiple gene edits (KO/KI) Product Candidate iPSC bank Sequential Precision Engineering Manufacturing PRECISION CRISPR MAD7 GENE EDITING OF I PSC CELLS UNLOCKS TRANSFORMATIONAL POTENTIAL Engineered iPSC Master Cell Bank Differentiation • Precise gene editing (MAD 7) enables engineering of candidates with synthetic functionalities • Quality control by ensuring genomic integrity is maintained • Clonal selection of MCB for homogenous products, scalable process Successive selection steps

ALLO-EVASION™ 1.0 DESIGNED TO OVERCOME THREE MAJOR PATHWAYS OF HOST VS GRAFT REJECTION



CD8⁺
T Cell
1
β2M KO
(HLA-I)
3
HLA-E KI
NK cell
CD4⁺
T Cell
2
CIITA
KO
(HLA-II)

Core edits

1. Deletion of β2M, a protein required to express HLA-I on the cell surface prevents recognition by CD8 T cells
2. Knock out of CIITA eliminates HLA-II expression to escape elimination by CD4 T cells
3. Knock-in of HLA-E prevents killing by NK cells

CENTURY THERAPEUTICS

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CENTURY'S PROTEIN SCIENCES ENABLES ALL ASPECTS OF PROTEIN ENGINEERING OF OUR PRODUCT CANDIDATES

CAR Structure



Binder domains
Transmembrane domain
Signaling domains

CAR Engineering

- **Enable fit-for-purpose CAR assembly**
  - Multiple CAR formats for single- and multi-specific CARs
- **CAR Binder Discovery**
  - Century Therapeutics' proprietary VHH library
  - Partnerships with Distributed Bio and LakePharma
- **Signaling Domains**
  - Signaling domains specifically optimized for iNK and iT cells

Transgene Engineering

- Allo-Evasion molecules
- Safety switch
- Cytokines
- Chimeric proteins

CRISPR-MAD7 Protein Engineering

- Protein optimization, production, and characterization

CENTURY THERAPEUTICS

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7 7 STATE - OF - THE ART MANUFACTURING • cGMP manufacturing facility expected to be operational in 2022 • 53,000 ft 2 facility • Capable of production of NK and T cells, as well as other cell types DESIGNED TO POSITION CENTURY AS LEADER IN i PSC - BASED CELL THERAPY FOR CANCER Century’s multi - suite facility Branchburg, NJ Advantages of investing in manufacturing capabilities expertise • Fully integrated analytical and process development and manufacturing • More effectively implement process and product changes • Potentially accelerate clinical development of commercial product • Potential to achieve economies of scale

8 8 CELL ENGINEERING ENABLES RAPID PRODUCT ITERATION iNK 1.0 Fit for purpose tailored functionality iNK 3.0 Century’s Platform allows for potentially transformative product evolution illustrative Proposed Feature CNTY - 101 iNK 1.0 CNTY - 103 iNK 2.0 iNK 3.0 Illustrative Cytokine support Soluble IL - 15 mbIL - 15 mbIL - 15 Innate Activity + ++ (NKG2A KO) ++ (NKG2A KO) Undisclosed PET tracer Allo - Evasion HLA - 1 KO HLA - II KO HLA - E KI Undisclosed # of edits 6 6 12 KO 2 3 4 Site - specific KI 4 3 8

9 9 CENTURY’S FIRST GENERATION gd CAR - i T CELLS MULTIPLE BUILT - IN PATHWAYS FOR TUMOR KILLING PATHWAYS FOR POTENTIAL TUMOR KILLING 1. CAR - mediated killing 2. ADCC (Antibody - dependent cellular cytotoxicity) 3. Innate - receptor mediated killing (NKG2D, others) 1 2 3

10 10 γδ CAR - i T CELLS KILL LYMPHOMA CELLS THROUGH MULTIPLE ROUNDS OF KILLING WITHOUT REACHING EXHAUSTION Not for further distribution Serial Killing of CD19 + Lymphoma Cells by γδ CAR - iT cells 0 100 200 300 0 500000 1000000 1500000 Time Elapsed (hours) L i v e t u m o r c e l l s ( f l u o r e s c e n c e ) CAR-iT CAR-T Serial Killing Assay Setup

CENTURY'S EMERGING FRANCHISES

B cell malignancies	• **CNTY-101**: Lead product candidate, CD19 targeted CAR-iNK • **CNTY-102**: First γδ iT candidate, multi-specific (CD19 + CD79b) CAR-iT	Potentially first product candidate to enter the clinic with edits designed to avoid all major pathways of rejection CNTY-102 provides optionality to address additional subtypes / use in combination
Glioblastoma	• **CNTY-103**: Multi-specific (CD133+ EGFR) CAR iNK for recurrent GBM • **Follow-on candidate**	Multi-tumor antigen targeting addresses heterogeneity in GBM tumor cells Exploring additional tumor antigens and TME modulation features
Solid tumors	• **Future candidate** expected to be announced 4Q 2022	Leverage γδ iT platform to target challenging solid tumors

CENTURY
THERAPEUTICS

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CNTY-101: NEXT GENERATION CD19 TARGETED PRODUCT

HIGHLY DIFFERENTIATED PROFILE

Allo-Evasion™ edits



CD19 CAR
HLA-I Knockout
HLA-II Knockout
HLA-E
Safety Switch
IL-15

CNTY-101

First cell product candidate with 6 gene edits introduced with CRISPR-HDR

ELIPSE-1: PHASE 1 STUDY DESIGN*

- Explore 1 to 2 cycles up to 6 doses with single LD conditioning
- Effect of Allo-Evasion on iNK persistence after multiple doses
  - IND expected mid-2022 to advance CNTY-101 into Phase 1 clinical trial



ELiPSE-1
Schedule B
Subsequent dose(s) for patients with clinical benefit
Objective to dose without additional LD
LD
Day 1
Day 15
Day ~35
Day 50
PET/CT

* Subject to FDA approval

CENTURY THERAPEUTICS

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CNTY-103: FIRST PROGRAM IN CNS MALIGNANCIES


Multi-specific
EGFR/CD133 CAR
Allo-Evasion edits
HLA-I Knockout
HLA-II Knockout
HLA-E
IL-15/Rα
(membrane-bound)

- **Targeting EGFR+ GBMs:** Provides better coverage intended to ensure maximum tumor clearance
- **Targeting CD133+ GBMs:** Clears functionally relevant treatment-resistant tumor cells

UNIQUELY POSITIONED TO ADDRESS CHALLENGES OF GBM

Challenge	Century's Solution
Trafficking	Local delivery with Ommaya reservoir
Heterogeneity	Targeting EGFR / EGFRvIII and CD133 (functional marker of treatment-resistant GBM cells)
Toxicity	Potentially minimize risks like CRS with iNK
Persistence	Potential to dose as needed

CENTURY THERAPEUTICS
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14 MULTIPLE CAR DESIGNS AND SIGNALING DOMAINS WERE INVESTIGATED TO DEVELOP THE CD133 x EGFR CAR TMD CD28 CD3z HINGE CD133 & EGFR BINDING DOMAINS CNTY - 103 CAR CD133xEGFR 0 20 40 60 0.0 0.5 1.0 1.5 2.0 2.5 Time (hr) T u m o r c e l l f r e q u e n c y CD28+CD3Z - CAR 41BB+CD3Z - CAR DAP10+CD3Z - CAR GBM BT935 cells alone No CAR Control Comparison Of The Cytotoxic Activity Of Multiple CD133xEGFR CAR Constructs Engineered With Different Signaling Domains

15 15 Product iPSC Platform Targets Indications Expected IND Submission Discovery Preclinical Clinical Collaborator CNTY - 101 iNK CD19 B - Cell Malignancies Mid 2022 CNTY - 103 iNK CD133 + EGFR Glioblastoma 2023 CNTY - 102 iT CD19 + CD79b B - Cell Malignancies 2024 CNTY - 104 iNK/ iT Multi - specific Acute Myeloid Leukemia 2024 CNTY - 106 iNK/ iT Multi - specific Multiple Myeloma 2024 Hematologic Tumors Solid Tumors Product candidate pipeline across cell platforms and targets in solid and hematologic cancers PIPELINE

16 16 CENTURY THERAPEUTICS’ UNIQUE INVESTMENT OPPORTUNITY • Well capitalized with cash runway into 2025 • Financial strength maintained by operational synergies • Comprehensive end - to - end allogeneic platform • iPSC derived iNK and iT cells, world - class gene editing, protein engineering and manufacturing • CNTY - 101 IND submission on track for mid - 2022 • CD19 targeted cell product designed to avoid 3 pathways of host rejection • CNTY - 103 IND enabling activities to initiate in 2022 • Century’s first solid tumor candidate for GBM • Experienced partner on board to tackle challenging malignancies • Bristol - Myers Squibb brings expertise in oncology and hematology

17 THANK YOU